SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  March 14, 2000


                            CORDANT TECHNOLOGIES INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                 1-6179                 36-2678716
    ----------------------       -----------              ------------
   (State of Incorporation)      (Commission             (IRS Employer
                                 File Number)           Identification No.)


15 W. South Temple, Suite 1600
     Salt Lake City, Utah                                  84101-1532
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(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (801) 933-4000


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ITEM 5.     OTHER EVENTS

      On March 14, 2000, Cordant Technologies Inc., a Delaware corporation ("Cordant"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Alcoa Inc., a Pennsylvania corporation ("Alcoa"), and Omega Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Alcoa (the "Purchaser").

      A copy of the Merger Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. On March 14, 2000, Alcoa and Cordant issued a joint press release announcing the execution of the Merger Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      Pursuant to the Merger Agreement, on March 20, 2000, the Purchaser commenced a tender offer (the "Offer") for all of the outstanding shares of Common Stock, par value $1.00 per share, of Cordant (the "Common Stock") and the associated preferred share purchase rights (the shares of Common Stock together with any associated preferred share purchase rights are referred to as the "Shares"), at a purchase price of $57.00 per Share, net to the seller in cash (the "Offer Price"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase, dated March 20, 2000, and in the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer").

      The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, following completion of the Offer, and in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), the Purchaser will be merged with and into Cordant (the "Merger"), and at the effective time of the Merger (the "Effective Time") each Share outstanding (other than Shares owned by Alcoa, the Purchaser, any of their respective subsidiaries, Cordant or any of its subsidiaries, and Shares held by stockholders, if any, who did not vote in favor of the Merger Agreement and who comply with all of the relevant provisions of Section 262 of the DGCL relating to dissenters' rights of appraisal) will be converted into the right to receive $57.00 in cash or any greater amount per Share paid pursuant to the Offer.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.  The following exhibits are filed as part of this report:

            10.1     Agreement  and Plan of Merger, dated as of  March 14,
                     2000, among Alcoa Inc., Omega Acquisition Corp. and Cordant Technologies Inc. (incorporated by reference to Exhibit 7 to Amendment No. 2 to the Schedule 13D of Cordant Technologies Inc. and Cordant Technologies Holding Company with respect to the shares of common stock of Howmet International Inc., filed with the Securities and Exchange Commission on March 15, 2000.)

            99.1 Press Release of Alcoa Inc. and Cordant Technologies Inc., dated March 14, 2000 (incorporated by reference to the press release filed by Cordant Technologies Inc. with the Securities and Exchange Commission under cover of
                     Schedule 14D-9 on March 14, 2000).


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                                    SIGNATURE


            Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 21, 2000

                                       CORDANT TECHNOLOGIES INC.


                                       By:   /s/ Edwin M. North
                                           ------------------------------
                                           Name:   Edwin M. North
                                           Title:  Vice President and
                                                   Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit
Number                        Description
-------                       -----------


Exhibit 10.1 Agreement and Plan of Merger, dated as of March 14, 2000, among Alcoa Inc., Omega Acquisition Corp. and Cordant Technologies Inc. (incorporated by reference to Exhibit 7 to Amendment No. 2 to the Schedule 13D of Cordant Technologies Inc. and Cordant Technologies Holding Company with respect to the shares of common stock of Howmet International Inc., filed with the Securities and Exchange Commission on March 15, 2000.)

Exhibit 99.1 Press Release of Alcoa Inc. and Cordant Technologies Inc., dated March 14, 2000 (incorporated by reference to the press release filed by Cordant Technologies Inc. with the Securities and Exchange Commission under cover of Schedule 14D-9 on March 14, 2000).